Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

First Quarter 2024

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information and consolidated financial information. All financial information in this document is unaudited.

i

ii

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

As of March 31, 2024, based on management’s commitment to a plan to exit the Assurance IQ (“AIQ”) operations, AIQ has been classified as a Divested and Run-off Business within Corporate and Other operations. AIQ’s results for the three months ended March 31, 2024 have been excluded from adjusted operating income and historical results have been updated to conform to the current period presentation.

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Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	151	179	211	172	169	151	169	12%
U.S. Businesses	760	956	1,088	988	839	760	839	10%
International Businesses	840	784	811	748	896	840	896	7%
Corporate and Other	(471)	(472)	(438)	(653)	(435)	(471)	(435)	8%
Total adjusted operating income before income taxes	1,280	1,447	1,672	1,255	1,469	1,280	1,469	15%
Income taxes, applicable to adjusted operating income	276	305	340	309	328	276	328	19%
After-tax adjusted operating income	1,004	1,142	1,332	946	1,141	1,004	1,141	14%
Income (loss) attributable to Prudential Financial, Inc.	1,462	511	(802)	1,317	1,138	1,462	1,138	-22%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	11.3%	12.8%	15.2%	10.9%	13.0%	11.3%	13.0%
Return on Average Equity (based on net income (loss))	18.9%	6.8%	-11.8%	19.6%	16.5%	18.9%	16.5%
Distributions to Shareholders
Dividends paid	468	463	461	458	476	468	476	2%
Share repurchases	250	250	250	250	250	250	250	—%
Total capital returned	718	713	711	708	726	718	726	1%
Per Share Data
Net income (loss) - diluted (2)	3.93	1.38	(2.23)	3.61	3.12	3.93	3.12	-21%
Adjusted Operating Income - diluted	2.70	3.09	3.62	2.59	3.12	2.70	3.12	16%
Shareholder dividends	1.25	1.25	1.25	1.25	1.30	1.25	1.30	4%
GAAP book value - diluted	85.33	77.65	70.82	76.77	75.00
Adjusted book value - diluted (3)	97.29	97.38	94.19	96.64	97.03
Shares Outstanding
Weighted average number of common shares - basic	366.5	364.8	362.6	360.3	359.0	366.5	359.0	-2%
Weighted average number of common shares - diluted	367.7	366.1	363.8	361.0	360.5	367.7	360.5	-2%
End of period common shares - basic	365.9	363.4	361.3	359.2	359.1
End of period common shares - diluted	367.8	366.2	364.5	362.4	362.8

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income, adjusted to remove amounts included for foreign currency exchange rate remeasurement and the cumulative change in fair value of funds withheld embedded derivatives as described on page 3.
(2) For the three months ended September 30, 2023 weighted average shares for basic earnings per share is used for calculating diluted earnings per share because dilutive shares and dilutive earnings per share are not applicable when a net loss is reported. As a result of the net loss attributable to Prudential Financial available to holders of Common Stock for the three months ended September 30, 2023 all potential stock options and compensation programs were considered antidilutive.
(3) Adjusted book value is calculated as total equity (GAAP book value) excluding accumulated other comprehensive income (loss), the cumulative effect of foreign currency exchange rate remeasurements and currency translation adjustments corresponding to realized investment gains and losses, and the cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	2.70	3.09	3.62	2.59	3.12	2.70	3.12
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	1.00	(2.07)	(6.85)	0.87	(0.27)	1.00	(0.27)
Change in value of market risk benefits, net of related hedging gains (losses)	0.20	0.04	(0.69)	0.60	0.34	0.20	0.34
Market experience updates	0.13	(0.01)	0.39	(0.22)	(0.09)	0.13	(0.09)
Divested and Run-off Businesses:
Closed Block division	(0.01)	(0.13)	0.01	(0.14)	(0.01)	(0.01)	(0.01)
Other Divested and Run-off Businesses	0.25	—	(0.31)	0.12	(0.10)	0.25	(0.10)
Difference in earnings allocated to participating unvested share-based payment awards	(0.01)	0.02	0.03	(0.01)	—	(0.01)	—
Other adjustments (1)	(0.02)	(0.02)	(0.02)	(0.03)	(0.02)	(0.02)	(0.02)
Total reconciling items, before income taxes	1.54	(2.17)	(7.44)	1.19	(0.15)	1.54	(0.15)
Income taxes, not applicable to adjusted operating income	0.31	(0.46)	(1.59)	0.17	(0.15)	0.31	(0.15)
Total reconciling items, after income taxes	1.23	(1.71)	(5.85)	1.02	—	1.23	—
Net income (loss) attributable to Prudential Financial, Inc.	3.93	1.38	(2.23)	3.61	3.12	3.93	3.12
Weighted average number of outstanding common shares - basic	366.5	364.8	362.6	360.3	359.0	366.5	359.0
Weighted average number of outstanding common shares - diluted	367.7	366.1	363.8	361.0	360.5	367.7	360.5
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	1,462	511	(802)	1,317	1,138	1,462	1,138
Less: Earnings allocated to participating unvested share-based payment awards	18	6	5	14	15	18	15
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	1,444	505	(807)	1,303	1,123	1,444	1,123
After-tax adjusted operating income	1,004	1,142	1,332	946	1,141	1,004	1,141
Less: Earnings allocated to participating unvested share-based payment awards	13	12	15	11	16	13	16
After-tax adjusted operating income for earnings per share of Common Stock calculation	991	1,130	1,317	935	1,125	991	1,125

___________

(1) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2023				2024
	1Q	2Q	3Q	4Q	1Q

Capitalization Data (1):
Senior debt:
Short-term debt	705	763	615	618	585
Long-term debt	10,860	10,787	10,787	10,788	10,786
Junior subordinated long-term debt	9,591	8,089	8,090	8,094	8,582
Prudential Financial, Inc. Equity:
GAAP book value (total PFI equity) at end of period	31,385	28,434	25,814	27,820	27,209
Less: Accumulated other comprehensive income (AOCI)	(3,825)	(6,649)	(7,831)	(6,504)	(7,661)
GAAP book value excluding AOCI (2)	35,210	35,083	33,645	34,324	34,870
Less: Cumulative change in fair value of funds withheld embedded derivatives (3)	—	—	—	(181)	14
Less: Cumulative effect of foreign exchange rate remeasurement and currency translation adjustments corresponding to realized gains (losses) (4)	(575)	(578)	(687)	(518)	(345)
Adjusted book value	35,785	35,661	34,332	35,023	35,201
Book Value per Share of Common Stock:
GAAP book value per common share - diluted	85.33	77.65	70.82	76.77	75.00
GAAP book value excluding AOCI per share - diluted (2)	95.73	95.80	92.30	94.71	96.11
Adjusted book value per common share - diluted	97.29	97.38	94.19	96.64	97.03
End of period number of common shares - diluted	367.8	366.2	364.5	362.4	362.8
Common Stock Price Range (based on closing price):
High	104.94	88.22	99.14	105.21	117.40
Low	77.23	78.04	88.66	88.61	101.84
Close	82.74	88.22	94.89	103.71	117.40
Common Stock market capitalization (1)	30,275	32,059	34,284	37,253	42,158

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(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Amount represents the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

OPERATIONS HIGHLIGHTS

	2023				2024
	1Q	2Q	3Q	4Q	1Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers	561.2	556.7	547.6	582.6	616.6
Retail customers	314.4	324.1	312.5	330.3	345.4
General account	394.2	385.0	358.5	385.2	379.4
Total PGIM	1,269.8	1,265.8	1,218.6	1,298.1	1,341.4
U.S. Businesses	123.0	123.6	116.5	123.9	126.3
International Businesses	15.3	15.7	16.4	17.9	18.2
Corporate and Other	8.9	9.5	9.8	9.7	10.4
Total assets under management	1,417.0	1,414.6	1,361.3	1,449.6	1,496.3
Assets under administration	158.6	166.6	164.7	181.5	182.6
Total assets under management and administration	1,575.6	1,581.2	1,526.0	1,631.1	1,678.9
Distribution Representatives (1):
Prudential Advisors	2,627	2,638	2,681	2,660	2,752
International Life Planners	5,978	5,806	5,917	5,856	5,855
Gibraltar Life Consultants	6,689	6,648	6,736	6,808	6,792

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(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024	% change

Revenues (1):
Premiums	8,833	6,368	3,659	6,364	15,006	8,833	15,006	70%
Policy charges and fee income	1,073	1,032	1,060	1,059	1,056	1,073	1,056	-2%
Net investment income	3,670	3,813	3,892	3,918	4,120	3,670	4,120	12%
Asset management fees, commissions and other income	1,406	1,370	1,433	1,525	1,517	1,406	1,517	8%
Total revenues	14,982	12,583	10,044	12,866	21,699	14,982	21,699	45%
Benefits and expenses (1):
Insurance and annuity benefits	9,588	6,931	4,348	7,130	15,774	9,588	15,774	65%
Change in estimates of liability for future policy benefits	22	159	49	20	15	22	15	-32%
Interest credited to policyholders' account balances	756	780	804	836	861	756	861	14%
Interest expense	439	457	419	439	529	439	529	21%
Deferral of acquisition costs	(569)	(546)	(576)	(637)	(647)	(569)	(647)	-14%
Amortization of acquisition costs	355	355	351	356	362	355	362	2%
General and administrative expenses	3,111	3,000	2,977	3,467	3,336	3,111	3,336	7%
Total benefits and expenses	13,702	11,136	8,372	11,611	20,230	13,702	20,230	48%
Adjusted operating income before income taxes	1,280	1,447	1,672	1,255	1,469	1,280	1,469	15%
Income taxes, applicable to adjusted operating income	276	305	340	309	328	276	328	19%
After-tax adjusted operating income	1,004	1,142	1,332	946	1,141	1,004	1,141	14%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	369	(757)	(2,491)	314	(97)	369	(97)	-126%
Change in value of market risk benefits, net of related hedging gains (losses)	75	16	(251)	216	123	75	123	64%
Market experience updates	48	(3)	143	(78)	(32)	48	(32)	-167%
Divested and Run-off Businesses:
Closed Block division	(4)	(48)	2	(50)	(3)	(4)	(3)	25%
Other Divested and Run-off Businesses	92	(1)	(113)	43	(35)	92	(35)	-138%
Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	(5)	(26)	(11)	(26)	(27)	(5)	(27)	-440%
Other adjustments (2)	(8)	(7)	(9)	(12)	(8)	(8)	(8)	—%
Total reconciling items, before income taxes	567	(826)	(2,730)	407	(79)	567	(79)	-114%
Income taxes, not applicable to adjusted operating income	106	(182)	(591)	50	(39)	106	(39)	-137%
Total reconciling items, after income taxes	461	(644)	(2,139)	357	(40)	461	(40)	-109%
Income (loss) before income taxes and equity in earnings of joint ventures and other operating entities	1,847	621	(1,058)	1,662	1,390	1,847	1,390	-25%
Income tax expense (benefit)	382	123	(251)	359	289	382	289	-24%
Income (loss) before equity in earnings of joint ventures and other operating entities	1,465	498	(807)	1,303	1,101	1,465	1,101	-25%
Equity in earnings of joint ventures and other operating entities, net of taxes and earnings attributable to noncontrolling interests	(3)	13	5	14	37	(3)	37	1333%
Income (loss) attributable to Prudential Financial, Inc.	1,462	511	(802)	1,317	1,138	1,462	1,138	-22%
Earnings attributable to noncontrolling interests	15	(15)	11	9	13	15	13	-13%
Net income (loss)	1,477	496	(791)	1,326	1,151	1,477	1,151	-22%
Less: Income (loss) attributable to noncontrolling interests	15	(15)	11	9	13	15	13	-13%
Net income (loss) attributable to Prudential Financial, Inc.	1,462	511	(802)	1,317	1,138	1,462	1,138	-22%
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(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses), revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of joint ventures and other operating entities other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of acquisitions, including the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 35, 36 and 37 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

CONSOLIDATED BALANCE SHEETS
(in millions)

	03/31/2023	06/30/2023	09/30/2023	12/31/2023	03/31/2024

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	320,512	312,230	295,318	316,321	318,510
Fixed maturities, held-to-maturity, at amortized cost, net of allowance for credit losses	1,277	1,171	—	—	—
Fixed maturities, trading, at fair value	6,269	6,349	7,129	9,790	10,288
Assets supporting experience-rated contractholder liabilities, at fair value	2,958	3,019	2,943	3,168	3,359
Equity securities, at fair value	7,573	8,359	7,039	8,242	7,224
Commercial mortgage and other loans	56,778	57,689	57,908	59,305	58,781
Policy loans	10,041	9,983	9,959	10,047	9,907
Other invested assets	21,491	21,473	21,868	22,855	24,227
Short-term investments	5,177	5,059	5,072	5,005	5,953
Total investments	432,076	425,332	407,236	434,733	438,249
Cash and cash equivalents	17,425	14,652	16,892	19,419	18,735
Accrued investment income	3,095	3,142	3,191	3,287	3,361
Deferred policy acquisition costs	20,741	20,320	20,394	20,856	20,613
Value of business acquired	601	542	514	530	484
Market risk benefit assets	976	1,951	2,200	1,981	2,225
Reinsurance recoverables and deposit receivables	19,448	17,322	25,941	27,311	27,929
Income tax assets	—	803	1,108	939	958
Other assets	12,613	12,369	13,136	13,179	13,205
Separate account assets	202,294	200,871	190,642	198,888	200,064
Total assets	709,269	697,304	681,254	721,123	725,823
Liabilities:
Future policy benefits	273,586	268,649	253,551	273,281	272,790
Policyholders' account balances	138,139	138,743	140,788	147,018	151,810
Market risk benefit liabilities	6,096	5,462	4,660	5,467	4,624
Reinsurance and funds withheld payables	6,243	6,632	14,199	15,729	15,746
Securities sold under agreements to repurchase	6,617	6,097	5,547	6,056	6,563
Cash collateral for loaned securities	5,975	5,207	6,067	6,477	6,978
Income tax liabilities	517	—	—	—	—
Short-term debt	705	763	615	618	585
Long-term debt	20,451	18,876	18,877	18,882	19,368
Other liabilities	15,402	15,739	18,155	17,546	16,749
Notes issued by consolidated variable interest entities	415	402	791	1,374	1,132
Separate account liabilities	202,294	200,871	190,642	198,888	200,064
Total liabilities	676,440	667,441	653,892	691,336	696,409
Mezzanine Equity:
Redeemable noncontrolling interests	382	408	414	524	544
Total mezzanine equity	382	408	414	524	544
Equity:
Accumulated other comprehensive loss	(3,825)	(6,649)	(7,831)	(6,504)	(7,661)
Other equity (1)	35,210	35,083	33,645	34,324	34,870
Total Prudential Financial, Inc. equity	31,385	28,434	25,814	27,820	27,209
Noncontrolling interests	1,062	1,021	1,133	1,443	1,661
Total equity	32,447	29,455	26,947	29,263	28,870
Total liabilities, mezzanine equity and equity	709,269	697,304	681,253	721,123	725,823

____________
(1) Includes ($14) million and $181 million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of March 31, 2024 and December 31, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

COMBINING BALANCE SHEETS
(in millions)
	As of March 31, 2024

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	438,249	49,039	389,210	2,979	192,036	163,720	30,475
Deferred policy acquisition costs	20,613	165	20,448	—	11,622	9,252	(426)
Other assets	66,897	1,436	65,461	4,058	43,013	11,664	6,726
Separate account assets	200,064	—	200,064	30,885	172,366	—	(3,187)
Total assets	725,823	50,640	675,183	37,922	419,037	184,636	33,588
Liabilities:
Future policy benefits	272,790	43,243	229,547	—	113,418	107,201	8,928
Policyholders' account balances	151,810	4,464	147,346	—	90,837	52,055	4,454
Debt	19,953	—	19,953	1,512	7,361	70	11,010
Other liabilities	51,792	4,471	47,321	2,266	22,060	7,660	15,335
Separate account liabilities	200,064	—	200,064	30,885	172,366	—	(3,187)
Total liabilities	696,409	52,178	644,231	34,663	406,042	166,986	36,540
Mezzanine Equity:
Redeemable noncontrolling interests	544	—	544	388	—	—	156
Total mezzanine equity	544	—	544	388	—	—	156
Equity:
Accumulated other comprehensive loss	(7,661)	(150)	(7,511)	(130)	(2,383)	(2,463)	(2,535)
Other equity (1)	34,870	(1,399)	36,269	2,743	15,296	20,083	(1,853)
Total Prudential Financial, Inc. equity	27,209	(1,549)	28,758	2,613	12,913	17,620	(4,388)
Noncontrolling interests	1,661	11	1,650	258	82	30	1,280
Total equity	28,870	(1,538)	30,408	2,871	12,995	17,650	(3,108)
Total liabilities, mezzanine equity and equity	725,823	50,640	675,183	37,922	419,037	184,636	33,588

	As of December 31, 2023

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	434,733	49,336	385,397	4,906	184,264	169,531	26,696
Deferred policy acquisition costs	20,856	168	20,688	—	11,757	9,351	(420)
Other assets	66,646	1,584	65,062	4,511	41,498	12,342	6,711
Separate account assets	198,888	—	198,888	32,647	169,386	—	(3,145)
Total assets	721,123	51,088	670,035	42,064	406,905	191,224	29,842
Liabilities:
Future policy benefits	273,281	43,587	229,694	—	107,007	113,501	9,186
Policyholders' account balances	147,018	4,500	142,518	—	85,983	51,941	4,594
Debt	19,500	—	19,500	1,577	7,360	72	10,491
Other liabilities	52,649	4,539	48,110	3,095	21,668	8,267	15,080
Separate account liabilities	198,888	—	198,888	32,647	169,386	—	(3,145)
Total liabilities	691,336	52,626	638,710	37,319	391,404	173,781	36,206
Mezzanine Equity:
Redeemable noncontrolling interest	524	—	524	524	—	—	—
Total mezzanine equity	524	—	524	524	—	—	—
Equity:
Accumulated other comprehensive loss	(6,504)	(144)	(6,360)	(86)	(1,862)	(1,922)	(2,490)
Other equity (1)	34,324	(1,405)	35,729	2,768	17,281	19,335	(3,655)
Total Prudential Financial, Inc. equity	27,820	(1,549)	29,369	2,682	15,419	17,413	(6,145)
Noncontrolling interests	1,443	11	1,432	1,539	82	30	(219)
Total equity	29,263	(1,538)	30,801	4,221	15,501	17,443	(6,364)
Total liabilities, mezzanine equity and equity	721,123	51,088	670,035	42,064	406,905	191,224	29,842

____________
(1) Corporate and Other includes ($14) million and $181 million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of March 31, 2024 and December 31, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of March 31, 2024				As of December 31, 2023
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	—	4,867	8,582	13,449	—	4,869	8,094	12,963
Operating Debt	505	5,591	—	6,096	535	5,589	—	6,124
Limited recourse and non-recourse borrowing	80	328	—	408	83	330	—	413
Total Debt	585	10,786	8,582	19,953	618	10,788	8,094	19,500

	As of March 31, 2024				As of December 31, 2023
	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt

Borrowings by sources:
Capital Debt	13,061	347	41	13,449	12,573	346	44	12,963
Operating Debt	5,616	480	—	6,096	5,614	510	—	6,124
Limited recourse and non-recourse borrowing	—	127	281	408	—	130	283	413
Total Debt	18,677	954	322	19,953	18,187	986	327	19,500

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $347 million of surplus notes as of March 31, 2024 and $346 million as of December 31, 2023.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	80	67	42	79	(43)	80	(43)	-154%
Asset management fees, commissions and other income	818	782	934	836	1,033	818	1,033	26%
Total revenues	898	849	976	915	990	898	990	10%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	27	29	28	29	24	27	24	-11%
Deferral of acquisition costs	(1)	—	(1)	—	(1)	(1)	(1)	—%
Amortization of acquisition costs	1	—	—	1	1	1	1	—%
General and administrative expenses	720	641	738	713	797	720	797	11%
Total benefits and expenses	747	670	765	743	821	747	821	10%
Adjusted operating income before income taxes	151	179	211	172	169	151	169	12%
Total revenues	898	849	976	915	990	898	990	10%
Less: Passthrough distribution revenue	19	20	20	19	21	19	21	11%
Less: Revenue associated with consolidations	32	(25)	62	16	23	32	23	-28%
Total adjusted revenues (2)	847	854	894	880	946	847	946	12%
Adjusted operating margin (2)(3)	17.8%	21.0%	23.6%	19.5%	17.9%	17.8%	17.9%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 17.1%, 18.8%, 21.6%, 21.1%, and 16.8% for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023, and March 31, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024	% change

Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	720	726	738	735	774	720	774	8%
Other related revenues (1)	52	58	71	66	93	52	93	79%
Service, distribution and other revenues	126	65	167	114	123	126	123	-2%
Total PGIM revenues	898	849	976	915	990	898	990	10%
Analysis of asset management fees by source:
Institutional customers	362	357	363	366	378	362	378	4%
Retail customers	243	253	261	257	276	243	276	14%
General account	115	116	114	112	120	115	120	4%
Total asset management fees	720	726	738	735	774	720	774	8%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	March 31, 2024
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	68.4	443.5	67.5	35.1	2.1	616.6
Retail customers	129.7	140.9	2.3	0.9	71.6	345.4
General account	3.8	240.1	57.5	78.0	—	379.4
Total	201.9	824.5	127.3	114.0	73.7	1,341.4

	March 31, 2023
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	53.6	403.3	72.5	30.5	1.3	561.2
Retail customers	105.8	133.0	2.1	0.9	72.6	314.4
General account	3.8	261.4	55.1	73.9	—	394.2
Total	163.2	797.7	129.7	105.3	73.9	1,269.8
__________
(1) Other related revenues, net of related expenses are $56 million, $36 million, $37 million, $31 million, and $28 million for the three months ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023, and March 31, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024

Institutional Customers - Assets Under Management (at fair market value):
Beginning assets under management	528.9	540.2	536.7	528.6	562.7	528.9	562.7
Additions	13.9	18.9	14.4	20.5	45.2	13.9	45.2
Withdrawals	(24.1)	(21.9)	(18.2)	(26.8)	(19.1)	(24.1)	(19.1)
Net institutional additions (withdrawals), excluding money market activity	(10.2)	(3.0)	(3.8)	(6.3)	26.1	(10.2)	26.1
Change in market value	17.2	3.5	(13.8)	36.7	3.2	17.2	3.2
Net money market flows	3.2	(3.7)	0.1	(1.1)	0.2	3.2	0.2
Other (1)	1.1	(0.3)	9.4	4.8	4.7	1.1	4.7
Ending assets under management	540.2	536.7	528.6	562.7	596.9	540.2	596.9
Affiliated institutional assets under management	21.0	20.0	19.0	19.9	19.7	21.0	19.7
Total assets managed for institutional customers at end of period	561.2	556.7	547.6	582.6	616.6	561.2	616.6
Retail Customers - Assets Under Management (at fair market value):
Beginning assets under management	191.7	201.4	209.4	203.1	215.5	191.7	215.5
Additions	12.6	12.6	11.9	14.8	15.7	12.6	15.7
Withdrawals	(16.4)	(14.8)	(13.8)	(22.0)	(15.2)	(16.4)	(15.2)
Net retail additions (withdrawals), excluding money market activity	(3.8)	(2.2)	(1.9)	(7.2)	0.5	(3.8)	0.5
Change in market value	13.6	10.3	(4.7)	19.5	12.2	13.6	12.2
Net money market flows	0.4	0.2	0.7	0.3	0.3	0.4	0.3
Other	(0.5)	(0.3)	(0.4)	(0.2)	(0.4)	(0.5)	(0.4)
Ending assets under management	201.4	209.4	203.1	215.5	228.1	201.4	228.1
Affiliated retail assets under management	113.0	114.7	109.4	114.8	117.3	113.0	117.3
Total assets managed for retail customers at end of period	314.4	324.1	312.5	330.3	345.4	314.4	345.4

__________
(1) Other includes $9.5 billion related to the reinsurance of in-force structured settlement annuities business to Prismic Life Reinsurance, Ltd. in September 2023 and $5.8 billion related to the reinsurance of certain guaranteed universal life policies to Somerset Reinsurance Ltd. in March 2024, which were previously included in General Account assets under management.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024	% change

Revenues (1):
Premiums	5,268	3,098	550	3,505	11,869	5,268	11,869	125%
Policy charges and fee income	1,014	968	997	990	990	1,014	990	-2%
Net investment income	2,117	2,253	2,355	2,281	2,478	2,117	2,478	17%
Asset management fees, commissions and other income	676	699	637	698	629	676	629	-7%
Total revenues	9,075	7,018	4,539	7,474	15,966	9,075	15,966	76%
Benefits and expenses (1):
Insurance and annuity benefits	6,434	4,284	1,601	4,607	13,007	6,434	13,007	102%
Change in estimates of liability for future policy benefits	16	(134)	33	(29)	(9)	16	(9)	-156%
Interest credited to policyholders' account balances	507	523	540	550	560	507	560	10%
Interest expense	251	249	226	253	333	251	333	33%
Deferral of acquisition costs	(274)	(295)	(307)	(349)	(370)	(274)	(370)	-35%
Amortization of acquisition costs	212	205	204	209	212	212	212	—%
General and administrative expenses	1,169	1,230	1,154	1,245	1,394	1,169	1,394	19%
Total benefits and expenses	8,315	6,062	3,451	6,486	15,127	8,315	15,127	82%
Adjusted operating income before income taxes	760	956	1,088	988	839	760	839	10%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES
(in millions)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024	% change

Revenues (1):
Premiums	3,785	1,561	(959)	2,041	10,325	3,785	10,325	173%
Policy charges and fee income	332	320	318	310	312	332	312	-6%
Net investment income	1,322	1,416	1,491	1,405	1,536	1,322	1,536	16%
Asset management fees, commissions and other income	545	559	524	577	579	545	579	6%
Total revenues	5,984	3,856	1,374	4,333	12,752	5,984	12,752	113%
Benefits and expenses (1):
Insurance and annuity benefits	4,383	2,312	(417)	2,615	10,898	4,383	10,898	149%
Change in estimates of liability for future policy benefits	(42)	(157)	31	(25)	11	(42)	11	126%
Interest credited to policyholders' account balances	240	255	270	277	314	240	314	31%
Interest expense	24	15	14	20	31	24	31	29%
Deferral of acquisition costs	(99)	(107)	(117)	(131)	(169)	(99)	(169)	-71%
Amortization of acquisition costs	97	89	89	90	95	97	95	-2%
General and administrative expenses	544	573	563	573	657	544	657	21%
Total benefits and expenses	5,147	2,980	433	3,419	11,837	5,147	11,837	130%
Adjusted operating income before income taxes	837	876	941	914	915	837	915	9%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES
(in millions)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024	% change

Revenues (1):
Premiums	3,763	1,531	(979)	2,027	10,297	3,763	10,297	174%
Policy charges and fee income	8	8	10	7	6	8	6	-25%
Net investment income	1,004	1,072	1,098	1,006	1,092	1,004	1,092	9%
Asset management fees, commissions and other income	114	126	92	143	143	114	143	25%
Total revenues	4,889	2,737	221	3,183	11,538	4,889	11,538	136%
Benefits and expenses (1):
Insurance and annuity benefits	4,350	2,263	(438)	2,584	10,858	4,350	10,858	150%
Change in estimates of liability for future policy benefits	(44)	(156)	24	(25)	(3)	(44)	(3)	93%
Interest credited to policyholders' account balances	125	144	146	137	154	125	154	23%
Interest expense	10	(4)	(6)	1	17	10	17	70%
Deferral of acquisition costs	(17)	(16)	(18)	(24)	(19)	(17)	(19)	-12%
Amortization of acquisition costs	4	6	3	3	2	4	2	-50%
General and administrative expenses	65	72	71	75	88	65	88	35%
Total benefits and expenses	4,493	2,309	(218)	2,751	11,097	4,493	11,097	147%
Adjusted operating income before income taxes	396	428	439	432	441	396	441	11%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024

Beginning total account value	251,818	252,952	258,533	254,933	267,654	251,818	267,654
Additions	3,828	5,686	4,697	14,287	10,990	3,828	10,990
Withdrawals and benefits	(5,474)	(5,865)	(7,781)	(6,163)	(6,417)	(5,474)	(6,417)
Net flows	(1,646)	(179)	(3,084)	8,124	4,573	(1,646)	4,573
Change in market value, interest credited and interest income	1,823	2,456	878	2,565	2,655	1,823	2,655
Other (1)	957	3,304	(1,394)	2,032	(252)	957	(252)
Ending total account value, gross	252,952	258,533	254,933	267,654	274,630	252,952	274,630
Reinsurance ceded	—	—	(9,273)	(9,237)	(9,179)	—	(9,179)
Ending total account value, net	252,952	258,533	245,660	258,417	265,451	252,952	265,451
Amounts included in ending total account value, net above:
Investment-only stable value wraps	68,170	67,335	65,497	64,098	62,842
International reinsurance (2)	84,137	90,612	88,253	102,544	102,049
Group annuities and other products	100,645	100,586	91,910	91,775	100,560
Ending total account value, net	252,952	258,533	245,660	258,417	265,451

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES
(in millions)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024	% change

Revenues (1):
Premiums	22	30	20	14	28	22	28	27%
Policy charges and fee income	324	312	308	303	306	324	306	-6%
Net investment income	318	344	393	399	444	318	444	40%
Asset management fees, commissions and other income	431	433	432	434	436	431	436	1%
Total revenues	1,095	1,119	1,153	1,150	1,214	1,095	1,214	11%
Benefits and expenses (1):
Insurance and annuity benefits	33	49	21	31	40	33	40	21%
Change in estimates of liability for future policy benefits	2	(1)	7	—	14	2	14	600%
Interest credited to policyholders' account balances	115	111	124	140	160	115	160	39%
Interest expense	14	19	20	19	14	14	14	—%
Deferral of acquisition costs	(82)	(91)	(99)	(107)	(150)	(82)	(150)	-83%
Amortization of acquisition costs	93	83	86	87	93	93	93	—%
General and administrative expenses	479	501	492	498	569	479	569	19%
Total benefits and expenses	654	671	651	668	740	654	740	13%
Adjusted operating income before income taxes	441	448	502	482	474	441	474	7%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024

Actively -Sold Protected Investment and Income Product Sales (1):
FlexGuard Suite	1,088	1,240	1,279	1,263	1,727	1,088	1,727
Investment Only VA (2)	32	36	48	35	28	32	28
Fixed	547	616	616	804	1,550	547	1,550
Total	1,667	1,892	1,943	2,102	3,305	1,667	3,305
Actively-Sold Protected Investment and Income Solutions (1):
Beginning total account value	21,208	23,268	25,970	27,069	30,655	21,208	30,655
Sales	1,667	1,892	1,943	2,102	3,305	1,667	3,305
Full surrenders and death benefits	(191)	(223)	(208)	(239)	(281)	(191)	(281)
Sales, net of full surrenders and death benefits	1,476	1,669	1,735	1,863	3,024	1,476	3,024
Partial withdrawals and other benefit payments	(135)	(131)	(135)	(170)	(181)	(135)	(181)
Net flows	1,341	1,538	1,600	1,693	2,843	1,341	2,843
Change in market value, interest credited, and other	725	1,171	(494)	1,901	1,770	725	1,770
Policy charges	(6)	(7)	(7)	(8)	(11)	(6)	(11)
Ending total account value, gross	23,268	25,970	27,069	30,655	35,257	23,268	35,257
Reinsurance ceded	(1,079)	(1,357)	(1,552)	(1,694)	(1,986)	(1,079)	(1,986)
Ending total account value, net	22,189	24,613	25,517	28,961	33,271	22,189	33,271
Discontinued Traditional VA and Guaranteed Living Benefit Block (3):
Beginning total account value	98,814	100,536	100,327	94,021	99,053	98,814	99,053
Sales	8	9	7	7	9	8	9
Full surrenders and death benefits	(1,297)	(1,428)	(1,544)	(1,636)	(2,284)	(1,297)	(2,284)
Sales, net of full surrenders and death benefits	(1,289)	(1,419)	(1,537)	(1,629)	(2,275)	(1,289)	(2,275)
Partial withdrawals and other benefit payments	(985)	(926)	(927)	(1,122)	(1,109)	(985)	(1,109)
Net flows	(2,274)	(2,345)	(2,464)	(2,751)	(3,384)	(2,274)	(3,384)
Change in market value and other	4,605	2,693	(3,298)	8,321	4,311	4,605	4,311
Policy charges	(609)	(557)	(544)	(538)	(537)	(609)	(537)
Ending total account value, gross	100,536	100,327	94,021	99,053	99,443	100,536	99,443
Reinsurance ceded	—	(10,227)	(9,432)	(10,103)	(9,702)	—	(9,702)
Ending total account value, net	100,536	90,100	84,589	88,950	89,741	100,536	89,741

__________
(1) Includes Prudential FlexGuard and FlexGuard Income, Prudential Premier Investment, MyRock, Private Placement Variable Annuity and all fixed annuity products. Excludes discontinued traditional variable annuities and guaranteed living benefits.
(2) Represents variable annuities without guaranteed living benefits including Prudential Premier Investment, MyRock and Private Placement Variable Annuity.
(3) Includes Prudential Highest Daily Income, Prudential Defined Income and other legacy variable products with and without guaranteed minimum income and withdrawal benefits.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES ACCOUNT VALUE ACTIVITY
(in millions)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024

Account Values in General Account (1):
Beginning balance	22,063	23,948	26,455	27,613	30,844	22,063	30,844
Premiums and deposits	1,601	1,821	1,856	2,030	3,226	1,601	3,226
Full surrenders and death benefits	(119)	(118)	(121)	(155)	(237)	(119)	(237)
Premiums and deposits net of full surrenders and death benefits	1,482	1,703	1,735	1,875	2,989	1,482	2,989
Partial withdrawals and other benefit payments	(148)	(149)	(148)	(191)	(218)	(148)	(218)
Net flows	1,334	1,554	1,587	1,684	2,771	1,334	2,771
Change in market value, interest credited and other	582	1,181	(285)	1,189	1,513	582	1,513
Net transfers (to) from separate account	(30)	(227)	(142)	360	15	(30)	15
Policy charges	(1)	(1)	(2)	(2)	(3)	(1)	(3)
Ending balance, gross	23,948	26,455	27,613	30,844	35,140	23,948	35,140
Reinsurance ceded	(1,079)	(1,357)	(1,552)	(1,694)	(1,986)	(1,079)	(1,986)
Ending balance, net	22,869	25,098	26,061	29,150	33,154	22,869	33,154
Account Values in Separate Account (1):
Beginning balance	97,959	99,856	99,842	93,477	98,864	97,959	98,864
Premiums and deposits	74	80	94	79	88	74	88
Full surrenders and death benefits	(1,369)	(1,533)	(1,631)	(1,720)	(2,328)	(1,369)	(2,328)
Premiums and deposits net of full surrenders and death benefits	(1,295)	(1,453)	(1,537)	(1,641)	(2,240)	(1,295)	(2,240)
Partial withdrawals and other benefit payments	(972)	(908)	(914)	(1,101)	(1,072)	(972)	(1,072)
Net flows	(2,267)	(2,361)	(2,451)	(2,742)	(3,312)	(2,267)	(3,312)
Change in market value, interest credited and other	4,748	2,683	(3,507)	9,033	4,568	4,748	4,568
Net transfers (to) from general account	30	227	142	(360)	(15)	30	(15)
Policy charges	(614)	(563)	(549)	(544)	(545)	(614)	(545)
Ending balance, gross	99,856	99,842	93,477	98,864	99,560	99,856	99,560
Reinsurance ceded	—	(10,227)	(9,432)	(10,103)	(9,702)	—	(9,702)
Ending balance, net	99,856	89,615	84,045	88,761	89,858	99,856	89,858

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES MARKET RISK BENEFIT FEATURES
(in millions)

	2023				2024
	1Q	2Q	3Q	4Q	1Q

MARKET RISK BENEFITS ACCOUNT VALUES AND NET AMOUNT AT RISK (1):
Market Risk Benefits Account Values by Risk Management Design:
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	70,701	70,816	66,563	70,093	70,679
Account Values with Auto-Rebalancing Feature - externally reinsured	2,493	2,468	2,269	2,315	2,254
Account Values without Auto-Rebalancing Feature	26,004	25,667	23,869	25,244	25,056
Total	99,198	98,951	92,701	97,652	97,989
Market Risk Benefits Net Amount at Risk by Product Design Type:
Net Amount at Risk with Auto-Rebalancing Feature	8,167	7,803	9,508	7,177	6,373
Net Amount at Risk without Auto-Rebalancing Feature	3,165	3,082	3,909	2,576	2,597
Total	11,332	10,885	13,417	9,753	8,970
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024	% change

Revenues (1):
Premiums	1,237	1,288	1,268	1,231	1,298	1,237	1,298	5%
Policy charges and fee income	181	161	163	169	175	181	175	-3%
Net investment income	126	128	130	128	136	126	136	8%
Asset management fees, commissions and other income	20	21	15	19	25	20	25	25%
Total revenues	1,564	1,598	1,576	1,547	1,634	1,564	1,634	4%
Benefits and expenses (1):
Insurance and annuity benefits	1,218	1,140	1,179	1,166	1,249	1,218	1,249	3%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	44	41	39	42	40	44	40	-9%
Interest expense	4	2	1	1	2	4	2	-50%
Deferral of acquisition costs	—	—	(1)	(2)	(6)	—	(6)	—%
Amortization of acquisition costs	1	2	1	5	1	1	1	—%
General and administrative expenses	272	274	268	269	303	272	303	11%
Total benefits and expenses	1,539	1,459	1,487	1,481	1,589	1,539	1,589	3%
Adjusted operating income before income taxes	25	139	89	66	45	25	45	80%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024

Annualized New Business Premiums:
Group life	162	32	61	41	189	162	189
Group disability	157	25	34	19	189	157	189
Total	319	57	95	60	378	319	378
Future Policy Benefits (1):
Group life	2,397	2,309	2,242	2,421	2,350
Group disability	3,141	3,144	3,175	3,178	3,240
Total	5,538	5,453	5,417	5,599	5,590
Policyholders' Account Balances (1):
Group life	5,480	5,385	5,250	5,229	4,889
Group disability	117	121	112	113	119
Total	5,597	5,506	5,362	5,342	5,008
Separate Account Liabilities (1):
Group life	24,661	23,747	22,864	25,021	25,265
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,085	1,135	1,100	1,149	1,098	1,085	1,098
Earned premiums	892	937	900	873	903	892	903
Earned policy charges and fee income	158	137	138	144	150	158	150
Benefits ratio (3)	92.9%	85.1%	84.8%	87.5%	90.1%	92.9%	90.1%
Administrative operating expense ratio	11.8%	11.9%	11.8%	11.2%	12.1%	11.8%	12.1%
Persistency ratio	94.4%	94.0%	93.7%	93.6%	95.1%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	371	380	393	385	426	371	426
Earned premiums	345	351	368	358	395	345	395
Earned policy charges and fee income	23	24	25	25	25	23	25
Benefits ratio (3)	65.8%	69.8%	76.2%	72.2%	71.3%	65.8%	71.3%
Administrative operating expense ratio	25.2%	25.6%	24.1%	25.9%	25.9%	25.2%	25.9%
Persistency ratio	92.5%	91.9%	91.2%	91.1%	93.8%
Total Group Insurance:
Benefits ratio (3)	85.9%	81.1%	82.4%	83.3%	84.7%	85.9%	84.7%
Administrative operating expense ratio	15.2%	15.4%	15.1%	14.9%	16.0%	15.2%	16.0%
Net face amount of policies in force (in billions) (4)	2,104	2,153	2,143	2,155	2,065

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 83.0%, 66.4%, and 78.7% for the three months ended June 30, 2023, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - INDIVIDUAL LIFE
(in millions)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024	% change

Revenues (1):
Premiums	246	249	241	233	246	246	246	—%
Policy charges and fee income	501	487	516	511	503	501	503	—%
Net investment income	669	709	734	748	806	669	806	20%
Asset management fees, commissions and other income	111	119	98	102	25	111	25	-77%
Total revenues	1,527	1,564	1,589	1,594	1,580	1,527	1,580	3%
Benefits and expenses (1):
Insurance and annuity benefits	833	832	839	826	860	833	860	3%
Change in estimates of liability for future policy benefits	58	23	2	(4)	(20)	58	(20)	-134%
Interest credited to policyholders' account balances	223	227	231	231	206	223	206	-8%
Interest expense	223	232	211	232	300	223	300	35%
Deferral of acquisition costs	(175)	(188)	(189)	(216)	(195)	(175)	(195)	-11%
Amortization of acquisition costs	114	114	114	114	116	114	116	2%
General and administrative expenses	353	383	323	403	434	353	434	23%
Total benefits and expenses	1,629	1,623	1,531	1,586	1,701	1,629	1,701	4%
Adjusted operating income (loss) before income taxes	(102)	(59)	58	8	(121)	(102)	(121)	-19%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	23	31	33	33	31	23	31
Universal life	17	20	17	27	20	17	20
Variable life	109	146	136	145	116	109	116
Total	149	197	186	205	167	149	167
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	33	38	35	38	35	33	35
Third party distribution	116	159	151	167	132	116	132
Total	149	197	186	205	167	149	167
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	31,522	31,644	32,713	32,730	33,026	31,522	33,026
Premiums and deposits	636	577	587	675	634	636	634
Surrenders and withdrawals	(455)	(429)	(417)	(557)	(436)	(455)	(436)
Net sales	181	148	170	118	198	181	198
Benefit payments	(59)	(45)	(41)	(43)	(48)	(59)	(48)
Net flows	122	103	129	75	150	122	150
Interest credited and other	461	406	274	624	401	461	401
Net transfers from separate account	78	1,079	128	113	138	78	138
Policy charges	(539)	(519)	(514)	(516)	(539)	(539)	(539)
Ending balance, gross	31,644	32,713	32,730	33,026	33,176	31,644	33,176
Reinsurance ceded	—	—	—	—	(4,506)	—	(4,506)
Ending balance, net	31,644	32,713	32,730	33,026	28,670	31,644	28,670
Separate Account Liabilities:
Beginning balance	39,419	41,650	43,230	42,171	46,453	39,419	46,453
Premiums and deposits	709	865	739	836	794	709	794
Surrenders and withdrawals	(224)	(278)	(212)	(235)	(293)	(224)	(293)
Net sales	485	587	527	601	501	485	501
Benefit payments	(130)	(91)	(119)	(126)	(138)	(130)	(138)
Net flows	355	496	408	475	363	355	363
Change in market value, interest credited and other	2,286	2,489	(1,003)	4,262	3,796	2,286	3,796
Net transfers to general account	(78)	(1,079)	(128)	(113)	(138)	(78)	(138)
Policy charges	(332)	(326)	(336)	(342)	(346)	(332)	(346)
Ending balance	41,650	43,230	42,171	46,453	50,128	41,650	50,128
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	295	294	293	290	286
Universal life	98	98	97	97	80
Variable life	148	150	150	154	158
Total	541	542	540	541	524

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting adjusted operating income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024	% change

Revenues (1):
Premiums	3,569	3,274	3,112	2,864	3,139	3,569	3,139	-12%
Policy charges and fee income	72	77	77	82	80	72	80	11%
Net investment income	1,285	1,321	1,316	1,367	1,412	1,285	1,412	10%
Asset management fees, commissions and other income	89	51	61	65	82	89	82	-8%
Total revenues	5,015	4,723	4,566	4,378	4,713	5,015	4,713	-6%
Benefits and expenses (1):
Insurance and annuity benefits	3,159	2,647	2,751	2,525	2,772	3,159	2,772	-12%
Change in estimates of liability for future policy benefits	6	293	16	49	24	6	24	300%
Interest credited to policyholders' account balances	215	226	239	263	279	215	279	30%
Interest expense	11	4	3	5	(1)	11	(1)	-109%
Deferral of acquisition costs	(313)	(281)	(292)	(312)	(293)	(313)	(293)	6%
Amortization of acquisition costs	151	159	156	156	159	151	159	5%
General and administrative expenses	946	891	882	944	877	946	877	-7%
Total benefits and expenses	4,175	3,939	3,755	3,630	3,817	4,175	3,817	-9%
Adjusted operating income before income taxes	840	784	811	748	896	840	896	7%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024	% change

Revenues (1):
Premiums	1,934	1,693	1,665	1,511	1,818	1,934	1,818	-6%
Policy charges and fee income	48	48	48	52	47	48	47	-2%
Net investment income	573	586	584	608	629	573	629	10%
Asset management fees, commissions and other income	69	54	62	61	56	69	56	-19%
Total revenues	2,624	2,381	2,359	2,232	2,550	2,624	2,550	-3%
Benefits and expenses (1):
Insurance and annuity benefits	1,692	1,417	1,421	1,311	1,589	1,692	1,589	-6%
Change in estimates of liability for future policy benefits	2	69	11	23	13	2	13	550%
Interest credited to policyholders' account balances	57	57	61	68	69	57	69	21%
Interest expense	3	(1)	(1)	(4)	(7)	3	(7)	-333%
Deferral of acquisition costs	(158)	(142)	(143)	(144)	(155)	(158)	(155)	2%
Amortization of acquisition costs	76	78	76	76	78	76	78	3%
General and administrative expenses	430	416	407	438	418	430	418	-3%
Total benefits and expenses	2,102	1,894	1,832	1,768	2,005	2,102	2,005	-5%
Adjusted operating income before income taxes	522	487	527	464	545	522	545	4%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024	% change

Revenues (1):
Premiums	1,635	1,581	1,447	1,353	1,321	1,635	1,321	-19%
Policy charges and fee income	24	29	29	30	33	24	33	38%
Net investment income	712	735	732	759	783	712	783	10%
Asset management fees, commissions and other income	20	(3)	(1)	4	26	20	26	30%
Total revenues	2,391	2,342	2,207	2,146	2,163	2,391	2,163	-10%
Benefits and expenses (1):
Insurance and annuity benefits	1,467	1,230	1,330	1,214	1,183	1,467	1,183	-19%
Change in estimates of liability for future policy benefits	4	224	5	26	11	4	11	175%
Interest credited to policyholders' account balances	158	169	178	195	210	158	210	33%
Interest expense	8	5	4	9	6	8	6	-25%
Deferral of acquisition costs	(155)	(139)	(149)	(168)	(138)	(155)	(138)	11%
Amortization of acquisition costs	75	81	80	80	81	75	81	8%
General and administrative expenses	516	475	475	506	459	516	459	-11%
Total benefits and expenses	2,073	2,045	1,923	1,862	1,812	2,073	1,812	-13%
Adjusted operating income before income taxes	318	297	284	284	351	318	351	10%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	1,735	1,463	1,422	1,266	1,584	1,735	1,584
Japan - Gibraltar Life	1,659	1,610	1,476	1,383	1,354	1,659	1,354
Emerging Markets	247	278	291	297	281	247	281
Total	3,641	3,351	3,189	2,946	3,219	3,641	3,219
Annualized new business premiums:
Japan - Prudential of Japan	196	158	143	182	196	196	196
Japan - Gibraltar Life	231	241	236	310	224	231	224
Emerging Markets	81	91	112	106	97	81	97
Total	508	490	491	598	517	508	517
Annualized new business premiums by distribution channel:
Life Planners	277	249	255	288	293	277	293
Gibraltar Life Consultants	128	144	131	139	105	128	105
Banks	55	51	68	82	59	55	59
Independent Agency	48	46	37	89	60	48	60
Total	508	490	491	598	517	508	517
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	1,755	1,491	1,486	1,362	1,690	1,755	1,690
Japan - Gibraltar Life	1,681	1,650	1,548	1,464	1,454	1,681	1,454
Emerging Markets	219	236	243	252	235	219	235
Total	3,655	3,377	3,277	3,078	3,379	3,655	3,379
Annualized new business premiums:
Japan - Prudential of Japan	198	162	150	195	211	198	211
Japan - Gibraltar Life	232	243	241	314	229	232	229
Emerging Markets	67	73	88	86	80	67	80
Total	497	478	479	595	520	497	520
Annualized new business premiums by distribution channel:
Life Planners	265	235	238	281	291	265	291
Gibraltar Life Consultants	128	146	132	142	108	128	108
Banks	55	51	68	82	59	55	59
Independent Agency	49	46	41	90	62	49	62
Total	497	478	479	595	520	497	520

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 129 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2023				2024
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan - Prudential of Japan	323	322	320	312	307
Japan - Gibraltar Life	293	291	288	285	281
Emerging Markets	40	41	43	44	42
Total	656	654	651	641	630
Number of individual policies in force at end of period (in thousands) (3):
Japan - Prudential of Japan	4,484	4,496	4,501	4,511	4,531
Japan - Gibraltar Life	6,681	6,650	6,626	6,594	6,552
Emerging Markets	742	754	769	789	765
Total	11,907	11,900	11,896	11,894	11,848
International life insurance individual policy persistency:
Life Planner:
13 months	92.4%	92.2%	92.2%	92.0%	91.4%
25 months	84.7%	84.0%	83.2%	83.1%	82.6%
Gibraltar Life (4):
13 months	95.2%	95.0%	94.8%	94.3%	94.8%
25 months	90.1%	89.2%	88.7%	88.0%	88.3%
Number of Life Planners at end of period:
Japan	4,454	4,317	4,337	4,310	4,339
All other countries	1,524	1,489	1,580	1,546	1,516
Total Life Planners	5,978	5,806	5,917	5,856	5,855
Gibraltar Life Consultants	6,689	6,648	6,736	6,808	6,792

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 129 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2023				2024	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2023	2024	% change

Revenues (1):
Premiums	(4)	(4)	(3)	(5)	(2)	(4)	(2)	50%
Policy charges and fee income	(13)	(13)	(14)	(13)	(14)	(13)	(14)	-8%
Net investment income	188	172	179	191	273	188	273	45%
Asset management fees, commissions and other income	(177)	(162)	(199)	(74)	(227)	(177)	(227)	-28%
Total revenues	(6)	(7)	(37)	99	30	(6)	30	600%
Benefits and expenses (1):
Insurance and annuity benefits	(5)	—	(4)	(2)	(5)	(5)	(5)	—%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	34	31	25	23	22	34	22	-35%
Interest expense	150	175	162	152	173	150	173	15%
Deferral of acquisition costs	19	30	24	24	17	19	17	-11%
Amortization of acquisition costs	(9)	(9)	(9)	(10)	(10)	(9)	(10)	-11%
General and administrative expenses	276	238	203	565	268	276	268	-3%
Total benefits and expenses	465	465	401	752	465	465	465	—%
Adjusted operating loss before income taxes	(471)	(472)	(438)	(653)	(435)	(471)	(435)	8%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses and goodwill impairment and certain components of consideration for a business acquisition, which are recognized as compensation expense over the requisite service periods. Revenues and Benefits and expenses include consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	March 31, 2024							December 31, 2023
		Closed		PFI Excluding					Closed		PFI Excluding
	Total	Block	Funds	Closed Block Division and Funds Withheld				Total	Block	Funds	Closed Block Division and Funds Withheld (2)
	Portfolio	Division	Withheld (1)	Amount	% of Total			Portfolio (2)	Division	Withheld (1)(2)	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	242,724	20,184	7,922	214,618	58.3%			241,222	20,483	3,270	217,469	58.9%
Private, available-for-sale, at fair value	75,083	9,891	2,608	62,584	17.0%			74,542	10,003	2,678	61,861	16.7%
Fixed maturities, trading, at fair value	9,806	849	4,577	4,380	1.2%			8,785	887	2,944	4,954	1.3%
Assets supporting experience-rated contractholder liabilities, at fair value	3,359	—	—	3,359	0.9%			3,168	—	—	3,168	0.9%
Equity securities, at fair value	6,661	1,818	5	4,838	1.3%			7,634	1,970	—	5,664	1.5%
Commercial mortgage and other loans, at book value, net of allowance	58,624	7,681	73	50,870	13.8%			58,786	7,769	23	50,994	13.8%
Policy loans, at outstanding balance	9,907	3,441	—	6,466	1.8%			10,047	3,479	—	6,568	1.8%
Other invested assets, net of allowance (3)	21,693	4,432	1,093	16,168	4.3%			19,454	4,513	1,007	13,934	3.8%
Short-term investments, net of allowance	5,941	743	106	5,092	1.4%			4,992	232	51	4,709	1.3%
Subtotal (4)	433,798	49,039	16,384	368,375	100.0%			428,630	49,336	9,973	369,321	100.0%
Invested assets of other entities and operations (5)	4,451	—	—	4,451				6,103	—	—	6,103
Total investments	438,249	49,039	16,384	372,826				434,733	49,336	9,973	375,424

Fixed Maturities by Credit Quality (4)(6):	March 31, 2024						December 31, 2023
	PFI Excluding Closed Block Division and Funds Withheld						PFI Excluding Closed Block Division and Funds Withheld (2)
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (7)
1	180,090	5,336	16,968	—	168,458	78.5%	182,105	6,683	15,644	1	173,143	79.6%
2	41,588	780	3,695	—	38,673	18.0%	39,358	1,020	3,395	—	36,983	17.0%
Subtotal - High or Highest Quality Securities	221,678	6,116	20,663	—	207,131	96.5%	221,463	7,703	19,039	1	210,126	96.6%
3	5,408	89	321	—	5,176	2.4%	5,216	143	238	—	5,121	2.3%
4	1,740	55	85	30	1,680	0.8%	1,765	50	99	53	1,663	0.8%
5	600	15	56	18	541	0.3%	479	13	63	7	422	0.2%
6	178	2	18	72	90	0.0%	224	4	16	75	137	0.1%
Subtotal - Other Securities	7,926	161	480	120	7,487	3.5%	7,684	210	416	135	7,343	3.4%
Total	229,604	6,277	21,143	120	214,618	100.0%	229,147	7,913	19,455	136	217,469	100.0%

Private Fixed Maturities:
NAIC Rating (7)
1	17,497	228	1,739	—	15,986	25.5%	17,121	240	1,588	—	15,773	25.5%
2	39,384	843	3,295	—	36,932	59.0%	38,561	880	2,795	—	36,646	59.2%
Subtotal - High or Highest Quality Securities	56,881	1,071	5,034	—	52,918	84.5%	55,682	1,120	4,383	—	52,419	84.7%
3	5,413	126	284	5	5,250	8.3%	5,130	118	246	5	4,997	8.1%
4	3,019	22	101	1	2,939	4.8%	3,112	28	89	2	3,049	4.9%
5	1,441	23	82	18	1,364	2.2%	1,283	21	69	3	1,232	2.0%
6	108	15	5	5	113	0.2%	158	17	5	6	164	0.3%
Subtotal - Other Securities	9,981	186	472	29	9,666	15.5%	9,683	184	409	16	9,442	15.3%
Total	66,862	1,257	5,506	29	62,584	100.0%	65,365	1,304	4,792	16	61,861	100.0%
_____________
(1) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(2) Prior period amounts have been restated to conform to current period presentation.
(3) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(4) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(5) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(6) Excludes fixed maturity securities classified as trading.
(7) Reflects equivalent ratings for investments of the international operations. Includes, as of March 31, 2024 and December 31, 2023, 781 securities with amortized cost of $7,391 million (fair value $7,388 million) and 639 securities with amortized cost of $7,242 million (fair value $7,227 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS AND FUNDS WITHHELD (1)
(in millions)

	March 31, 2024		December 31, 2023
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	108,625	67.5%	113,737	68.2%
Private, available-for-sale, at fair value	20,959	13.0%	20,891	12.5%
Fixed maturities, trading, at fair value	586	0.4%	669	0.4%
Assets supporting experience-rated contractholder liabilities, at fair value	3,359	2.1%	3,168	1.9%
Equity securities, at fair value	1,618	1.0%	1,614	1.0%
Commercial mortgage and other loans, at book value, net of allowance	17,102	10.6%	17,980	10.8%
Policy loans, at outstanding balance	2,644	1.6%	2,670	1.6%
Other invested assets (3)	5,861	3.6%	5,617	3.4%
Short-term investments, net of allowance	286	0.2%	421	0.2%
Total	161,040	100.0%	166,767	100.0%

	March 31, 2024		December 31, 2023 (4)
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Excluding Japanese Insurance Operations and Funds Withheld (2):
Fixed maturities:
Public, available-for-sale, at fair value	105,993	51.1%	103,732	51.3%
Private, available-for-sale, at fair value	41,625	20.1%	40,970	20.2%
Fixed maturities, trading, at fair value	3,794	1.8%	4,285	2.1%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	—	0.0%
Equity securities, at fair value	3,220	1.6%	4,050	2.0%
Commercial mortgage and other loans, at book value, net of allowance	33,768	16.3%	33,014	16.3%
Policy loans, at outstanding balance	3,822	1.8%	3,898	1.9%
Other invested assets, net of allowance (3)	10,307	5.0%	8,317	4.1%
Short-term investments, net of allowance	4,806	2.3%	4,288	2.1%
Total	207,335	100.0%	202,554	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(4) Prior period amounts have been restated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

INVESTMENT RESULTS (1)
(in millions)

	Three Months Ended March 31,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses) (3)
	Yield (2)	Amount		Yield (2)(3)	Amount (3)
General Account (4)
Fixed maturities (5)	4.12%	3,068	179	3.93%	2,992	(45)
Equity securities	2.32%	30	—	2.12%	26	—
Commercial mortgage and other loans	4.16%	527	(42)	3.82%	463	(16)
Policy loans	4.47%	72	—	4.50%	72	—
Short-term investments and cash equivalents	7.00%	249	(2)	5.90%	212	—
Gross investment income before investment expenses	4.20%	3,946	135	3.97%	3,765	(61)
Investment expenses	-0.16%	(262)	—	-0.13%	(209)	—
Subtotal	4.04%	3,684	135	3.84%	3,556	(61)
Other investments (5)		311	(376)		189	307
Investment results of other entities and operations (6)		(31)	(7)		85	(12)
Investment results of Funds Withheld (7)		286	65		9	—
Less: investment income related to adjusted operating income reconciling items		(130)	—		(169)	—
Total		4,120	(183)		3,670	234

________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Prior period amounts have been reclassified to conform to current period presentation.
(4) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties. assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(5) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(6) Includes invested income of assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(7) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended March 31,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.01%	1,051	276	2.79%	983	209
Equity securities	1.14%	5	—	1.31%	6	—
Commercial mortgage and other loans	3.76%	164	(19)	3.60%	161	(7)
Policy loans	3.79%	25	—	3.86%	25	—
Short-term investments and cash equivalents	6.14%	25	(1)	3.61%	18	—
Gross investment income before investment expenses	3.10%	1,270	256	2.88%	1,193	202
Investment expenses	-0.12%	(80)	—	-0.13%	(83)	—
Subtotal	2.98%	1,190	256	2.75%	1,110	202
Other investments (2)		144	(307)		55	261
Total		1,334	(51)		1,165	463
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

INVESTMENT RESULTS - EXCLUDING FUNDS WITHHELD AND JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended March 31,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses) (3)
	Yield (2)	Amount		Yield (2)(3)	Amount (3)
Excluding Funds Withheld and Japanese Insurance Operations (4):
Fixed maturities (5)	5.13%	2,017	(97)	4.92%	2,009	(254)
Equity securities	2.85%	25	—	2.59%	20	—
Commercial mortgage and other loans	4.36%	363	(23)	3.95%	302	(9)
Policy loans	4.93%	47	—	4.95%	47	—
Short-term investments and cash equivalents	7.08%	224	(1)	6.13%	194	—
Gross investment income before investment expenses	5.06%	2,676	(121)	4.81%	2,572	(263)
Investment expenses	-0.19%	(182)	—	-0.12%	(126)	—
Subtotal	4.87%	2,494	(121)	4.69%	2,446	(263)
Other investments (5)		167	(69)		134	46
Total		2,661	(190)		2,580	(217)
__________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Prior period amounts have been reclassified to conform to current period presentation.
(4) Excludes assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(5) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2024									Three Months Ended March 31, 2023
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	15,006	—	—	(1)	409	123	—	—	15,537	8,833	—	—	—	406	124	—	—	9,363
Policy charges and fee income	1,056	50	—	(57)	—	7	—	—	1,056	1,073	37	—	24	—	—	—	—	1,134
Net investment income	4,120	(4)	—	—	514	134	—	—	4,764	3,670	(5)	—	—	481	174	—	—	4,320
Realized investment gains (losses), net (3)	(102)	(85)	—	—	(125)	4	—	—	(308)	137	105	—	—	(17)	(8)	—	—	217
Asset management fees, commissions and other income	1,619	347	—	—	164	246	(39)	—	2,337	1,269	375	—	—	101	210	(19)	—	1,936
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	123	—	—	—	—	—	123	—	—	75	—	—	—	—	—	75
Total revenues	21,699	308	123	(58)	962	514	(39)	—	23,509	14,982	512	75	24	971	500	(19)	—	17,045
Benefits and expenses:
Insurance and annuity benefits	15,774	50	—	(1)	859	202	—	—	16,884	9,588	(32)	—	4	875	188	—	—	10,623
Change in estimates of liability for future policy benefits	15	2	—	(25)	—	(9)	—	—	(17)	22	24	—	(28)	—	7	—	—	25
Interest credited to policyholders' account balances	861	345	—	—	30	47	—	—	1,283	756	144	—	—	30	51	—	—	981
Interest expense	529	—	—	—	(1)	2	—	—	530	439	—	—	—	1	1	—	—	441
Deferral of acquisition costs	(647)	—	—	—	—	(1)	—	—	(648)	(569)	—	—	—	—	—	—	—	(569)
Amortization of acquisition costs	362	8	—	—	3	2	—	—	375	355	7	—	—	3	—	—	—	365
General and administrative expenses	3,336	—	—	—	74	306	(12)	8	3,712	3,111	—	—	—	66	161	(14)	8	3,332
Total benefits and expenses	20,230	405	—	(26)	965	549	(12)	8	22,119	13,702	143	—	(24)	975	408	(14)	8	15,198

__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(63) million for three months ended March 31, 2024. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $262 million and certain derivatives of $(16) million for three months ended March 31, 2024.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2023									Three Months Ended September 30, 2023
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,368	—	—	—	430	111	—	—	6,909	3,659	—	—	(1)	392	123	—	—	4,173
Policy charges and fee income	1,032	46	—	(5)	—	—	—	—	1,073	1,060	12	—	40	—	—	—	—	1,112
Net investment income	3,813	(4)	—	—	499	168	—	—	4,476	3,892	(5)	—	—	511	173	—	—	4,571
Realized investment gains (losses), net	109	(911)	—	—	(113)	(23)	—	—	(938)	47	(2,126)	—	—	(231)	(92)	—	—	(2,402)
Asset management fees, commissions and other income	1,261	374	—	—	139	198	(10)	—	1,962	1,386	(277)	—	—	(57)	119	(22)	—	1,149
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	16	—	—	—	—	—	16	—	—	(251)	—	—	—	—	—	(251)
Total revenues	12,583	(495)	16	(5)	955	454	(10)	—	13,498	10,044	(2,396)	(251)	39	615	323	(22)	—	8,352
Benefits and expenses:
Insurance and annuity benefits	6,931	(42)	—	(1)	900	176	—	—	7,964	4,348	91	—	4	515	202	—	—	5,160
Change in estimates of liability for future policy benefits	159	8	—	(1)	—	89	—	—	255	49	2	—	(108)	—	8	—	—	(49)
Interest credited to policyholders' account balances	780	289	—	—	29	51	—	—	1,149	804	(5)	—	—	30	43	—	—	872
Interest expense	457	—	—	—	—	2	—	—	459	419	—	—	—	(1)	3	—	—	421
Deferral of acquisition costs	(546)	—	—	—	—	—	—	—	(546)	(576)	—	—	—	—	—	—	—	(576)
Amortization of acquisition costs	355	7	—	—	4	—	—	—	366	351	7	—	—	3	—	—	—	361
General and administrative expenses	3,000	—	—	—	70	137	16	7	3,230	2,977	—	—	—	66	180	(11)	9	3,221
Total benefits and expenses	11,136	262	—	(2)	1,003	455	16	7	12,877	8,372	95	—	(104)	613	436	(11)	9	9,410

__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2023
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,364	—	—	2	447	106	—	—	6,919
Policy charges and fee income	1,059	142	—	7	—	—	—	—	1,208
Net investment income	3,918	(4)	—	—	468	116	—	—	4,498
Realized investment gains (losses), net (3)	(4)	(510)	—	—	(19)	41	—	—	(492)
Asset management fees, commissions and other income	1,529	663	—	—	229	348	(34)	—	2,735
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	216	—	—	—	—	—	216
Total revenues	12,866	291	216	9	1,125	611	(34)	—	15,084
Benefits and expenses:
Insurance and annuity benefits	7,130	(122)	—	(9)	1,072	182	—	—	8,253
Change in estimates of liability for future policy benefits	20	18	—	96	—	(28)	—	—	106
Interest credited to policyholders' account balances	836	73	—	—	29	43	—	—	981
Interest expense	439	—	—	—	—	3	—	—	442
Deferral of acquisition costs	(637)	—	—	—	—	—	—	—	(637)
Amortization of acquisition costs	356	8	—	—	3	—	—	—	367
Goodwill impairment	—	—	—	—	—	177	—	—	177
General and administrative expenses	3,467	—	—	—	71	191	(8)	12	3,733
Total benefits and expenses	11,611	(23)	—	87	1,175	568	(8)	12	13,422

__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld assets not passed back to reinsurers of $(77) million for three months ended December 31, 2023. Also includes changes in the value of the funds withheld embedded derivatives associated with available-for-sale securities of $(503) million and certain derivatives of $35 million for three months ended December 31, 2023.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net, and related charges and adjustments." A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as capital and other factors.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Additionally, adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income.

Adjusted operating income excludes “Change in value of market risk benefits, net of related hedging gains (losses)”, which reflects the impact from changes in current market conditions, and market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
GAAP equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Adjusted book value per common share is a non-GAAP measure. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions including the removal of the associated accounting impacts of the remeasurement of certain insurance liabilities and investments that are marked to market through AOCI under GAAP, and the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.. However, adjusted book value per common share is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Gibraltar Life:
Includes results from the Japan operation.

13. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life.

14. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, and net policy charges and fee income.

16. Individual Retirement Strategies Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

17. Individual Retirement Strategies - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

18. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

KEY DEFINITIONS AND FORMULAS

20. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

21. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

22. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

23. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

25. Prudential Advisors:
Captive financial professionals in our insurance operations in the United States.

26. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

27. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

28. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2024

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of April 30, 2024
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of April 30, 2024

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	NR

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.